TANAKA GROWTH FUND # 8 in U.S.

• Out of 805 Multi-cap Core Mutual Funds*
• Up 81.5% in the 12 months through 3/31/10



Portfolio Manager Graham Y. Tanaka, CFA

Call: 212-490-3380

E-mail: tanaka@tanaka.com

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-4 TANAKA.

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 877-4 TANAKA.